Rule 497(e)

File No. 333-146827

Innovator ETFs® Trust

(the “Trust”)

Innovator Growth Accelerated Plus ETF® – April

Innovator U.S. Equity Accelerated 9 Buffer ETF™ – April

Innovator U.S. Equity Accelerated Plus ETF® – April

(each, a “Fund” and together, the “Funds”)

Supplement To each Fund’s Prospectus
Dated March 5, 2025

March 24, 2025

As described in detail in each Fund’s prospectus, an investment in shares of a Fund is subject to an upside return cap (the “Cap”) that represents the maximum percentage return an investor can achieve from an investment in the Fund for the Outcome Period of approximately one year. The current Outcome Period will end on March 31, 2025, and each Fund will commence a new Outcome Period that will begin on April 1, 2025 and end on March 31, 2026. Each Fund’s Cap will not be determined until the start of the new Outcome Period on April 1, 2025. A supplement to each Fund’s prospectus will be filed on March 31, 2025 that will include the actual Cap for the new Outcome Period, which may be higher or lower than the estimated Cap ranges set forth below. As of March 24, 2025, the expected range of each Fund’s Cap is set forth below.

Fund Name	Ticker	Estimated Cap Range
Innovator Growth Accelerated Plus ETF® – April	QTAP	18.90% – 21.90% (18.11% – 21.11% after taking into account the Fund’s unitary management fee)
Innovator U.S. Equity Accelerated 9 Buffer ETF™ – April	XBAP	11.04% – 13.04% (10.25% – 12.25% after taking into account the Fund’s unitary management fee)
Innovator U.S. Equity Accelerated Plus ETF® – April	XTAP	14.37% – 17.37% (13.58% – 16.58% after taking into account the Fund’s unitary management fee)

Please Keep This Supplement With Your Prospectus For Future Reference